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EXHIBIT 24

POWER OF ATTORNEY

        The undersigned, a Director of Kraft Foods Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Louis C. Camilleri, Marc S. Firestone and James P. Dollive, or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2005 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of February, 2006.

/s/ JAN BENNINK Jan Bennink

POWER OF ATTORNEY

        The undersigned, a Director of Kraft Foods Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Marc S. Firestone and James P. Dollive, or any one of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2005 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of February, 2006.

/s/ LOUIS C. CAMILLERI Louis C. Camilleri

POWER OF ATTORNEY

        The undersigned, a Director of Kraft Foods Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Louis C. Camilleri, Marc S. Firestone and James P. Dollive, or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2005 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of February, 2006.

/s/ DINYAR S. DEVITRE Dinyar S. Devitre

POWER OF ATTORNEY

        The undersigned, a Director of Kraft Foods Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Louis C. Camilleri, Marc S. Firestone and James P. Dollive, or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2005 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 27th day of February, 2006.

/s/ W. JAMES FARRELL W. James Farrell

POWER OF ATTORNEY

        The undersigned, a Director of Kraft Foods Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Louis C. Camilleri, Marc S. Firestone and James P. Dollive, or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2005 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of February, 2006.

/s/ RICHARD A. LERNER Richard A. Lerner

POWER OF ATTORNEY

        The undersigned, a Director of Kraft Foods Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Louis C. Camilleri, Marc S. Firestone and James P. Dollive, or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2005 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of February, 2006.

/s/ JOHN C. POPE John C. Pope

POWER OF ATTORNEY

        The undersigned, a Director of Kraft Foods Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Louis C. Camilleri, Marc S. Firestone and James P. Dollive, or any one or more of them, her true and lawful attorney, for her and in her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2005 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

        IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 26th day of February, 2006.

/s/ MARY L. SCHAPIRO Mary L. Schapiro

POWER OF ATTORNEY

        The undersigned, a Director of Kraft Foods Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Louis C. Camilleri, Marc S. Firestone and James P. Dollive, or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2005 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of February, 2006.

/s/ CHARLES R. WALL Charles R. Wall

POWER OF ATTORNEY

        The undersigned, a Director of Kraft Foods Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Louis C. Camilleri, Marc S. Firestone and James P. Dollive, or any one or more of them, her true and lawful attorney, for her and in her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Annual Report on Form 10-K of the Company for the year ended December 31, 2005 and any amendments or supplements to said Annual Report and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and schedules included or to be incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these present.

        IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 26th day of February, 2006.

/s/ DEBORAH C. WRIGHT Deborah C. Wright

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POWER OF ATTORNEY